Exhibit 10.6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

AMENDMENT TO API COMMERCIAL SUPPLY AGREEMENT

This AMENDMENT TO API COMMERCIAL SUPPLY AGREEMENT (the “Amendment”) is made as of this 4 day of April, 2012 (the “Amendment Effective Date”), by and between Amarin Pharmaceuticals Ireland Ltd., a corporation organized under the laws of Ireland and having its principal office at First Floor, Block 3, The Oval, Shelbourne Road, Ballsbridge, Dublin 4, Ireland (“Amarin”), and Chemport Inc., a corporation organized under the laws of South Korea and having its principal offices at 15-1, Dongsu-dong, Naju-si, Jeollanam-do 520-330 Korea (“Chemport”).

WHEREAS, the Parties entered into that certain API Commercial Supply Agreement as of May 25, 2011 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2. A new Section 9.5 is hereby added to the Agreement and shall hereafter read as follows:

9.5 Amarin Representative. Amarin shall be allowed to have, at its expense, an employee of Amarin or a third party consultant present at all locations [***] for the purpose of [***]. Such employee or third party consultant shall execute a reasonable confidentiality agreement intended to protect Confidential Information of Chemport. Chemport will reasonably cooperate in enabling such employee or consultant of Amarin to carry out his or her activities [***]. The Amarin employee or consultant shall be obligated to follow reasonable rules and procedures made known to such employee and consultant and that apply generally to personnel of Chemport. Chemport agrees to [***]. This Section 9.4 shall expire upon approval of the Drug Application by the FDA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3. Section 11.4 of the Agreement is deleted in its entirety and replaced with the following:

11.4 Special Indemnity. In the event this Agreement is terminated by Amarin pursuant to Sections 15.5(a) or (h), Chemport shall pay to Amarin the amount of [***], which shall be Amarin’s sole and exclusive remedy with respect thereto, and in the event this Agreement is terminated by Amarin pursuant to Section 15.5(g), Chemport shall pay to Amarin the amount of [***], which shall be Amarin’s sole and exclusive remedy with respect thereto.

4. A new subsection (h) is hereby added to Section 15.5 of the Agreement and shall hereafter read as follows:

(h) [***]. In Amarin’s reasonable judgment, Chemport [***] on Schedule 15.5(h) hereto at the Facility on or before [***]; provided, however, that notwithstanding anything in this Section 15.5 to the contrary, such termination shall take immediate effect upon written notice from Amarin.

5. Schedule 15.5(h) attached hereto is hereby incorporated into the Agreement as Schedule 15.5(h).

6. This Amendment and any other future amendment of the Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To evidence the fact that it has executed this Amendment and any other future amendment of the Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile transmission or by email transmission in portable document format, or similar format. Signatures of the Parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

7. Except as expressly provided in this Amendment, all other provisions of the Agreement shall remain unmodified and in full force and effect.

[signature page follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

[Signature Page to Amendment to API Commercial Supply Agreement]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representative to execute this Amendment effective as of the Amendment Effective Date.

AMARIN PHARMACEUTICALS IRELAND LTD.

By:	/s/ Thomas G. Lynch
Name: Title:	Thomas G. Lynch Director + Officer

CHEMPORT INC.

By:	/s/ Young Joo Kim
Name: Title:	Young Joo Kim CEO/President

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 15.5(H)

[***]